UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2006

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road
Roanoke, Virginia    24012

(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195
(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Form 8-K/A

Item 5.02                             Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

This Amendment reports the committee assignment of Director Jonathan Dash. The assignment was not known at the time this report was originally filed to report his election to the Board of Directors on March 30, 2006. Effective May 9, 2006, Mr. Dash was appointed to the Nominating and Governance Committee.

New committee assignments for other Directors were also made effective May 9, 2006, and are as follows: Sardar Biglari, Compensation Committee; Philip L. Cooley, Ph.D., Audit and Finance Committee (Chair) and Compensation Committee; Thomas M. Hontzas, Audit and Finance Committee and Compensation Committee (Chair); and Titus W. Greene, Nominating and Governance Committee (Chair).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: May 11, 2006	By:	/s/ Robyn B. Mabe
Robyn B. Mabe Vice President and Chief Financial Officer